VK-VIVOPP-SUMSUP-1

Summary Prospectus Supplement dated September 19, 2017

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II of the Fund listed below:

Invesco V.I. Value Opportunities Fund

Effective January 1, 2018, the following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund
R. Canon Coleman II	Portfolio Manager (co-lead)	2015
Jonathan Edwards	Portfolio Manager (co-lead)	2015
Jonathan Mueller	Portfolio Manager	2015

Effective on or about June 1, 2018, R. Canon Coleman II will no longer serve as Portfolio Manager to the Fund and Jonathan Edwards will become lead Portfolio Manager to the Fund.”

VK-VIVOPP-SUMSUP-1